UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 1, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01         OTHER EVENTS.

         On February 1, 2007, the staff of the Division of Enforcement of the United States Securities and Exchange Commission ("Commission") issued correspondence to the Registrant stating that the staff had terminated an investigation of the Registrant and certain of its former directors and officers (In the Matter of Patron Systems, Inc. (C-03739)), and that no enforcement action had been recommended to the Commission.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Correspondence  issued by the Division of Enforcement
                           of  the  United   States   Securities   and  Exchange
                           Commission to the Registrant on February 1, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PATRON SYSTEMS, INC.



Date:    February 7, 2007             By:      /s/ Martin T. Johson
                                               ---------------------------------
                                               Martin T. Johnson
                                               Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION OF EXHIBIT
--------------             -----------------------------------------------------

     99.1                  Correspondence  issued by the Division of Enforcement
                           of  the  United   States   Securities   and  Exchange
                           Commission to the Registrant on February 1, 2007.


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